Accrued Separation Costs	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Payables and Accruals [Abstract]
Accrued Separation Costs

NOTE 5 –ACCRUED SEPARATION COSTS

On August 9, 2016, the Company entered into a separation agreement with an employee to pay $118,635 of accrued compensation over nine-years. As of September 30, 2019, $94,885 remains outstanding of which $9,000 is due within one-year and is reflected as a current liability.

NOTE 6 –ACCRUED SEPARATION COSTS

On August 9, 2016, the Company entered into a separation agreement with an employee to pay $118,635 of accrued compensation over nine-years. This amount is included in accrued payroll and payroll related expenses in the accompanying consolidated balance sheets. This amount does not yield interest and matures as follows for the years ended December 31:

2019	$9,000
2020	9,000
2021	12,000
2022	12,000
2023	18,000
Thereafter	41,635
101,635
Less current portion	(9,000)
$92,635